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                                                                    Exhibit 99.4

                                LOCK-UP AGREEMENT

          This LOCK-UP AGREEMENT (this "Agreement"), dated as of April 1, 2002,
                                        ---------
is entered into by and among PRANDIUM, INC., a Delaware corporation (the "Company"), and each of the members of that certain informal group (the
 -------
"Informal Group") of holders of the Notes (as defined below) as listed on
 --------------
Schedule I attached hereto (the "Noteholders").
----------                       -----------

                                    RECITALS

          A. The Company has outstanding approximately $103.5 million aggregate principal amount of 9-3/4% Senior Notes due 2002 (the "Notes"), which were
                                                       -----
issued pursuant to that certain Indenture (the "Indenture"), dated as of January
                                                ---------
27, 1994, between the Company and the Bank of New York, as successor trustee (the "Trustee"), and are not held by Prandium.
      -------

          B. The Company desires to restructure its obligations under the Notes. The Company and the Informal Group have engaged in good faith negotiations to accomplish the restructuring. They reached agreement in principle on the terms and conditions of the restructuring, which they intend to effect through an exchange of the Notes for new equity securities of the Company through a "prepackaged" plan under chapter 11 of Title 11, United States Code (the "Bankruptcy Code").
 ---------------

          C. To carry out their agreement in principle, the Company and the Informal Group negotiated a chapter 11 reorganization plan (the "Plan"), and an
                                                                 ----
offering memorandum and disclosure statement (the "Disclosure Statement"),
                                                   --------------------
copies of which are attached hereto as Exhibit A. Capitalized terms not
                                       ---------
otherwise defined herein shall have the meanings assigned to those terms in the Plan.

          D. In conjunction with the foregoing, the Company and the Noteholders desire to obtain confirmation of the Plan by the United States Bankruptcy Court for the Central District of California (the "Bankruptcy Court") and are willing
                                             ----------------
to take the actions described in this Agreement to accomplish that goal, including (on the part of the Company) (i) to solicit acceptances of the Plan in accordance with applicable law and (ii) to file cases under chapter 11 of the Bankruptcy Code (the "Chapter 11 Cases") to obtain confirmation of the Plan and
                      ----------------
(on the part of the Noteholders) (i) to accept the Plan in accordance with its terms and conditions, (ii) to support confirmation of the Plan, and (iii) not to dispose of their Notes except in accordance with the terms of this Agreement. However, the Noteholders' obligations under this Agreement with respect to the Plan do not extend, as of the date hereof, to the FRI-MRD Note Agreement which is attached as Exhibit A to the Plan, the terms of which the parties are still negotiating.

          NOW, THEREFORE, the Company and the Noteholders agree:

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Section 1.        Noteholders Obligations in Support of Plan.
                  ------------------------------------------

               (a) Subject to the terms and conditions of this Agreement, each Noteholder covenants and agrees:

                   (i) when it receives the solicitation materials (the Plan, the Disclosure Statement, and a ballot), to timely accept the Plan and to deliver its acceptance of the Plan (an "Acceptance") in accordance with the
                                             ----------
     voting instructions contained in the Disclosure Statement;

                   (ii) to forbear from exercising, or from giving instructions to the Trustee to exercise, any enforcement right or enforcement remedy it may have, including the commencement of litigation or proceedings of any kind against the Company, arising as the result of a current or future default under the Notes or the Indenture; and

                   (iii) to cause the Noteholder's nominee, as record holder of the Notes beneficially owned by such Noteholder (the "Noteholder's
                                                           ------------
     Nominee") to take such actions or to refrain from taking such actions as
     -------
     the Noteholder has agreed to herein.

               (b) Subject to the terms and conditions of this Agreement, each Noteholder covenants and agrees not to:

                   (i) take any action to oppose or designed to prevent timely confirmation of the Plan or consummation of the Restructuring;

                   (ii) provided the Informal Group has approved or expressed its non-opposition in writing, object to any (A) "first day" motion filed by the Company, (B) any motion filed by the Company for approval of debtor-in-possession financing, use of cash collateral, or post-confirmation financing, or (C) any other motion filed by the Company in the Chapter 11 Cases, unless the requested relief would be inconsistent with this Agreement.

          Section 2. Company's Obligations in Support of the Plan; Launch.  he
                     ----------------------------------------------------
Company agrees:

               (a) to commence the solicitation of Acceptances no later than April 15, 2002;

               (b) to exercise its reasonable best efforts to obtain an order of the Bankruptcy Court confirming the Plan, with only such amendments thereto as shall be approved in writing by the Informal Group and by any of the individual Noteholders required under the Bankruptcy Code and applicable law, as expeditiously as possible and within the time periods set forth in Section 3 hereof, under the Bankruptcy Code and the Federal Rules of Bankruptcy Procedure; and

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               (c) to consummate the Plan as soon as reasonably practicable after confirmation, except that the Company's obligation to consummate the Plan shall be subject to the conditions set forth in the Plan and the Disclosure Statement.

          Section 3. Termination of Agreement by Noteholders. A Noteholder may
                     ---------------------------------------
terminate its obligations under this Agreement and may revoke the delivery of its Acceptances by written notice to the Company (at its address set forth in the Plan), executed by such Noteholder:

               (a) at any time after April 15, 2002, if the Company has not then commenced the solicitation of Acceptances;

               (b) at any time after May 15, 2002, if the Company has not then
(i) completed the solicitation of acceptances to the Plan or (ii) obtained the requisite acceptances to obtain confirmation of the Plan;

               (c) at any time after May 20, 2002 if the Chapter 11 Cases have not then been commenced and the Plan and Disclosure Statement have not then been filed in the Chapter 11 Cases;

               (d) at any time after July 15, 2002 if the Plan (with such amendments thereto as shall be approved in writing by the Informal Group) has not been confirmed by an order of the Bankruptcy Court under Section 1129 of the Bankruptcy Code (the "Confirmation Order");
                      ------------------

               (e) at any time after (i) the appointment of a trustee under
Section 1104 of the Bankruptcy Code in the Chapter 11 Cases, (ii) the dismissal of the Chapter 11 Cases or (iii) the conversion of the Chapter 11 Cases to cases under chapter 7 of the Bankruptcy Code;

               (f) at any time after July 30, 2002 (the "Outside Date"), if the
                                                         ------------
Effective Date of the Plan has not then occurred;

               (g) at any time, if the Bankruptcy Court rules that any prepetition acceptances do not comply with the requirements of Section 1126(b) of the Bankruptcy Code;

               (h) at any time, if the Confirmation Order is reversed on appeal or vacated;

               (i) at any time, if the Company breaches any material provision of this Agreement;

               (j) at any time, if the Informal Group has not approved the Plan Documents (as such term is defined in the Plan) prior to the filing of the Plan Supplement;

               (k) at any time, if the New FRI-MRD Notes or New FRI-MRD Note Agreement, Assumed Contract List, Management Stock Option Plan or New Financing

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Commitment Letter (in each case, at such terms are used in the Plan) are amended or modified without the Informal Group's consent;

          Section 4. Termination of Agreement by the Company. The Company may,
                     ---------------------------------------
at any time at least 15 days after commencement of solicitation of acceptances, by giving written notice to all Noteholders, terminate its obligations hereunder if it reasonably and in good faith then believes that Noteholders holding at least two-thirds of the outstanding principal amount of the Notes voting on the Plan will not timely deliver Acceptances, either because of the receipt of written notices from Noteholders under Section 3 above, breaches of this Agreement by Noteholders, or otherwise.

          Section 5. Disposition of Notes. Subject to the provisions of Section
                     --------------------
3 above, each Noteholder hereby covenants and agrees with the Company that, on or prior to the date the Plan is confirmed, the Noteholder shall not, and shall not agree to: (a) sell, transfer, assign, pledge or hypothecate or otherwise dispose of any Notes now owned or that may hereafter be acquired by the Noteholder at any time, or any voting interest therein, except to a transferee who agrees in writing to be bound by the terms and conditions of this Agreement; or (b) agree to take any action relating to its ability to vote its claims against the Company other than as provided in this Agreement.

          Section 6. Disclosure of Individual Holdings. Unless required by
                     ---------------------------------
applicable law, the Company shall not disclose the aggregate principal amount of the Notes held by a Noteholder without the prior written consent of such Noteholder. If such disclosure is required by law, and the Company has or believes it has such information in its possession, the Company shall afford the Noteholder a reasonable opportunity to review and comment upon any such disclosure before the release or publication thereof. The foregoing shall not prohibit the Company from disclosing the approximate aggregate principal amount of the Notes held by the Noteholders as a group.

          Section 7. Representations and Warranties of the Company. The Company
                     ---------------------------------------------
represents and warrants to the Noteholders the following:

               (a) the Company has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its obligations under, this Agreement;

               (b) the execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary action on its part, and the Restructuring contemplated by the Plan has been approved by the Company's Board of Directors;

               (c) the execution, delivery and performance by the Company of this Agreement do not and shall not require any registration or filing with, consent or approval of, notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body, except in connection with the commencement and prosecution of the Chapter

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11 Cases, the approval of the Disclosure Statement, and confirmation of the Plan by the Bankruptcy Court;

               (d) subject to the applicable provisions of the Bankruptcy Code, this Agreement and the undertakings set forth herein are the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity (whether applied in a proceeding at law or in equity); and

               (e) execution, delivery and performance by the Company of this Agreement do not and shall not (i) violate any provision of law, rule or regulation applicable to it or any of its subsidiaries or its organizational documents or those of any of its subsidiaries or (ii) result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it or any of its subsidiaries is a party or under its organizational documents, other than (a) the Prepetition Secured Loan Documents, (b) the Prandium 10-7/8% Senior Subordinated Discount
Note Indenture, (c) the Prandium 9-3/4% Senior Note Indenture, (d) the FRI-MRD 14% Senior Secured Discount Note Agreement, and (e) the FRI-MRD 15% Senior Discount Note Agreement.

          Section 8. Representations and Warranties of the Noteholders. Each of
                     -------------------------------------------------
the Noteholders, severally and not jointly, represents and warrants to the Company the following:

               (a) it is the beneficial owner (or serves as the investment advisor to the beneficial owner) of certain Notes;

               (b) the Noteholder has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its obligations under, this Agreement;

               (c) the execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary action on its part;

               (d) the execution, delivery and performance by the Noteholder of this Agreement and the undertakings set forth herein do not and shall not (i) violate any provision of law, rule or regulation applicable to it or any of its subsidiaries or its organizational documents or those of any of its subsidiaries or (ii) result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it or any of its subsidiaries is a party or under its organizational documents; and

               (e) subject to the applicable provisions of the Bankruptcy Code, this Agreement and the undertakings set forth herein are the legal, valid and binding obligation of such Noteholder, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity (whether applied in a proceeding at law or in equity).

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

          Section 9.  Acknowledgement. This Agreement is the product of good
                      ---------------
faith negotiations between the Company and the Noteholders. This Agreement is not and shall not be deemed to be a solicitation for Acceptances. The parties agree that Acceptances will not be solicited until the Company has distributed the Disclosure Statement and accompanying solicitation material in accordance with applicable law.

          Section 10. Representation by Counsel. Each party hereto acknowledges
                      -------------------------
that it has been represented by counsel in connection with this Agreement. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intent of the parties hereto.

          Section 11. Impact of Appointment to Creditors' Committee.
                      ---------------------------------------------
Notwithstanding anything in this Agreement to the contrary, if any Noteholder is appointed to and serves on a committee of creditors appointed under Section 1102 of the Bankruptcy Code in the Chapter 11 Cases, the terms of this Agreement shall not be construed so as to limit such Noteholder's exercise (in its sole discretion) of its fiduciary duties to any person arising from its service on any such committee, and any such exercise (in the sole discretion of such Noteholder) of such fiduciary duties shall not be deemed to constitute a breach of the terms of this Agreement.

          Section 12. Impact of Delaware Law or Status as Debtor in Possession.
                      --------------------------------------------------------
Notwithstanding any other provision hereof, this Agreement does not require that the Company act in a manner inconsistent with its fiduciary duties under (a) applicable law, arising from its status as a corporation organized under Delaware law or (b) the Bankruptcy Code, arising from its status as a debtor in possession. The Company's performance of its obligations hereunder is subject to those fiduciary duties, and no act necessary to discharge those duties shall constitute a breach of this Agreement. Notwithstanding the foregoing, the Company's status as a Delaware corporation or debtor in possession shall not otherwise affect the continuing validity or enforceability of this Agreement.

          Section 13. Reservation of Rights. This Agreement, the Plan and the
                      ---------------------
Disclosure Statement are parts of a proposed settlement of disputes among the parties hereto. Except as expressly provided in this Agreement, nothing herein is intended to, or does, in any manner waive, limit, impair or restrict the ability of each of the Noteholders to protect and preserve its rights, remedies and interests, including, without limitation, its claims against the Company or its full participation in the Chapter 11 Cases. If the transactions contemplated herein or in the Plan are not consummated, or if this Agreement is terminated for any reason, the parties hereto fully reserve any and all of their rights. Pursuant to Federal Rule of Evidence 408 and any other applicable rules of evidence, this Agreement shall not be admitted into evidence in any proceeding other than in a proceeding to enforce its terms.

          Section 14. Consideration. No Noteholder has received any
                      -------------
consideration for entering into this Agreement, other than the agreements, representations and warranties contained herein.

          Sction 15.  Specific Performance. The Company and the Noteholders
                      --------------------
agree that damages alone would not be an adequate remedy for any breach of this Agreement and that any breach of this Agreement may be enforced by an appropriate injunction, order of specific

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

performance, or other equitable remedy. Each party waives any requirement that the other party demonstrate as a condition to an equitable remedy that there is no adequate remedy at law.

          Section 16.  Governing Law. This Agreement shall be governed by, and
                       -------------
construed in accordance with, the laws of the State of California, without reference to the conflicts of law provisions thereof and, to the extent applicable, the Bankruptcy Code.

          Section 17.  Counterparts. This Agreement may be executed in any
                       ------------
number of counterparts, either in original or by facsimile, any one of which may be deemed an original.

          Section 18.  Modifications in Writing. No modification or amendment of
                       ------------------------
the terms of this Agreement shall be valid unless such amendment is in writing and signed by the Company and each Noteholder who is to be bound by the modification or amendment, upon which such modification or amendment shall be binding on all signatories to the modification or amendment.

          Section 19.  Headings. The headings of the paragraphs of this
                       --------
Agreement are inserted for convenience only and shall not affect the interpretation hereof.

          Section 20.  Successors and Assigns. This Agreement is binding on and
                       ----------------------
enforceable by the parties hereto and their respective legal representatives, successors and assigns.

          Section 21.  Action By Informal Group. Whenever this Agreement
                       ------------------------
permits, requires, or authorizes an act, consent, approval, or waiver by the Informal Group, the act, consent, approval, or waiver shall be evidenced by a writing signed by counsel to the Informal Group.

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

          IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed, as of the date first written above.

                                     PRANDIUM, INC.

                                     By: /s/ R. T. Trebing Jr.
                                         Name: Robert T. Trebing, Jr.
                                         Title: EVP/CFO

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

       IN WITNESS WHEREOF, the Noteholders have caused this Agreement to be duly executed, as of the date first written above.


                                           OPPENHEIMER FUNDS, INC. as the
                                              investment advisor and not for its
                                              own account

                                           By /s/ Katherine B. Feld
                                              Name: Katerine B. Feld
                                              Title: Vice President

                                           FRANKLIN

                                           By __________________________________
                                              Name: ____________________________
                                              Title:____________________________


                                           IMPERIAL

                                           By /s/ Mark Levin
                                              Name: Mark Levin
                                              Title: Managing Director
                                              own 536 bonds directly
                                              1,212 bonds are held in customer
                                              accts 1,748 Bonds Total

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

                                    EXHIBIT A

                                 CHAPTER 11 PLAN

                                   (Attached)

                                    EXHIBIT B

                   OFFERING MEMORANDUM & DISCLOSURE STATEMENT

                                   (Attached)

                                       11